FORUM FUNDS

THE MARKET NEUTRAL FUND
(Formerly known as the Dover Long/Short Sector Fund)

Supplement dated October 14, 2009 to the Prospectus dated September 1, 2009

Tocqueville Asset Management L.P. Appointed as Adviser

Effective on October 9, 2009, Tocqueville Asset Management L.P. (“TAM”) was appointed to serve as the investment adviser to the Dover Long/Short Fund and commenced management of the Fund.  TAM replaced Dover Investment Management LLC pursuant to an Interim Investment Advisor Agreement (“Interim Agreement”) with the Forum Funds on behalf of the Fund.  The Interim Agreement will remain in effect until March 8, 2010 or until Fund shareholders approve a new investment advisory agreement, whichever is earlier.

In addition to the Interim Agreement, the Board of Trustees of the Forum Funds approved a new investment advisory agreement between TAM and the Forum Funds on behalf of the Fund (the “New Agreement”), subject to the approval of Fund shareholders.  A meeting of the Fund’s shareholders will be held in January 2010 to vote on the approval of the New Agreement.  Prior to the meeting, shareholders will receive proxy materials containing more detailed information regarding TAM and the New Agreement.

In connection with the appointment of TAM, the Fund changed its name to The Market Neutral Fund, amended its investment objective and revised its strategy to reflect how the Fund currently is managed.  Also, TAM has contractually agreed through August 31, 2010 to waive up to its entire investment advisory fee as necessary if each class’  total annual operating  expenses (excluding brokerage, interest, taxes, acquired fund fees and expenses, and extraordinary expenses) for the Fund exceed 1.25% and 1.75% for Institutional and Investor Shares, respectively.

As a result of the appointment of TAM, the Prospectus is revised as follows.

Name Change to The Market Neutral Fund

The Fund has been re-named The Market Neutral Fund to better reflect its investment objective and strategies. Accordingly, all references to the Dover Long/Short Sector Fund are replaced with The Market Neutral Fund (the “Fund”).

Investment Objective (page 2)

The Market Neutral Fund (the “Fund”) seeks to achieve long-term capital appreciation with an emphasis on superior risk adjusted returns with low correlation to traditional equity market indices such as the S&P 500 Index as well as other hedge fund and long only strategies.  The Fund seeks to generate positive absolute returns in both rising and falling equity markets and to maintain a non-correlated risk profile.  The Fund’s investment objective may be changed by the Board of Trustees (the “Board”) of the Fund without shareholder approval.

Principal Investment Strategies (pages 2-3)

The Fund’s investment adviser, Tocqueville Asset Management L.P. (“TAM” or the “Adviser”), will seek to manage the Fund’s portfolio in a highly diversified market neutral manner by using proprietary fundamental research based investments to provide significant risk diversification and an improved risk/return profile as compared to traditional long-only equity portfolios and portfolios invested in other hedge fund strategies such as long/short bias, global macro, fixed income and convertible arbitrage, event driven and emerging market.  The Fund is targeted toward providing a significantly low level of correlation to equity market risk and significantly lower volatility.  The Adviser believes the S&P 500 Index serves as the benchmark for risk and correlation purposes and that the U.S. Treasury Bill and market neutral hedge fund indices represent reasonable comparative performance benchmarks.

The Fund invests in long and short positions of individual securities driven by the Adviser’s view as to the prospects and valuation of individual sectors and industry groups of the global economy.  The investment universe includes large- and mid-capitalization equity securities, which includes companies listed on the S&P 500 and Russell 1000 Indices.  Non-U.S.-listed companies will comprise no more than 10% of the Fund’s total assets.

In rising markets, the Fund seeks to invest in long positions that appreciate more rapidly than the short positions.  In declining markets, the Fund seeks to invest in short positions that decline more rapidly than the long positions.  The Fund seeks to generate positive return in all market conditions and to neutralize risks due to sector and industry exposure in order to maintain very low correlation (beta) to the principal U.S. equity market benchmark.  The Fund will periodically over or under weight sectors and industries (on a net basis) as compared to the S&P 500 Index based on the Adviser’s view of particular sectors.  Proprietary fundamental analysis, sector, industry and stock selection are significant drivers of investment return.  The Fund utilizes a variety of investments in order to achieve its long/short positions, including: equity securities, ETFs, options, REITs, currencies, commodities and cash funds.

Fee Table (pages 8-10)

The following table describes the various fees and expenses that you may pay if you invest in the Fund. Shareholder fees are charges you pay when buying, selling or exchanging shares of the Fund. Operating expenses, which include fees of the Adviser, are paid out of the Fund’s assets and are factored into the Fund’s share price rather than charged directly to shareholder accounts.

Shareholder Fees (fees paid directly from your investment)	Institutional Shares	Investor Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Distributions	None	None
Maximum Deferred Sales Charge (Load) Imposed on Redemptions (as a percentage of the lesser of (1) the NAV or (2) the initial cost of shares being redeemed)	None	None
Redemption Fee (as a percentage of amount redeemed)(1)	1.00%(1)	1.00%(1)
Annual Fund Operating Expenses (Expenses that are deducted from Fund assets)
Management Fees	1.00%	1.00%
Distribution (12b-1) Fees	None	0.25%
Other Expenses(2)	1.37%	1.35%
Dividend Expenses on Short Sales(3)	0.91%	0.91%
Acquired Fund Fees and Expenses (estimated indirect expenses of underlying funds)(4)	0.03%	0.03%
Total Annual Fund Operating Expenses(5)	3.31%	3.54%
Waivers(6)	-0.85%	-0.85%
Net Expenses	2.46%	2.69%

(1)	Shares redeemed within 90 days of purchase will be charged a fee of 1.00% of the amount being redeemed, subject to limited exceptions. See “Selling Shares – Redemption Fee” for additional information.

(2)	The expense information in the table has been restated to reflect forecasted fees from October 9, 2009 through April 30, 2010.

(3)
Excluding the effect of expenses attributable to dividends on short sales, the Fund’s Total Annual Operating Expenses would be 2.40% and 2.63% for Institutional and Investor Shares, respectively.  Dividend Expenses on Short Sales occur when the Fund sells an equity security short to gain the inverse exposure necessary to meet its investment objective. When the Fund sells a security short, the Fund borrows the security from a lender and then sells the security in the general market. The Fund is obligated to pay any dividend declared during the duration of the short to the lender from which the Fund borrowed the security and the Fund is obligated to record the payment of the dividend as an expense. Generally, the payment of the dividend reduces the value of the short position while increasing the Fund’s unrealized gain or loss on the transaction. Dividend Expenses on Short Sales are not fees charged to shareholders by the Fund or any Fund service provider but are similar to transaction charges or capital expenditures related to the on-going management of the Fund’s portfolio.

(4)
Acquired Fund Fees and Expenses (“AFFE”). AFFE reflect the pro-rata portion of the fees and expenses charged by any underlying funds in which the Fund may invest. AFFE reflect the Acquired Funds' total annual operating fees and expenses and set forth the Fund's pro rata portion of the cumulative expenses charged by the Acquired Funds in which the Fund invests. The actual Acquired Fund expenses will vary with changes in the allocations of the Fund's assets. These expenses are based on the total expense ratio of the Acquired Funds for each Acquired Fund's most recent fiscal period.

(5)
Total Annual Fund Operating Expenses may not correlate to the ratio of expenses to average net assets in the Financial Highlights table, which reflects the operating expenses of the Fund and does not include AFFE.

(6)
Based on a fee reduction agreements through August 31, 2010, the Adviser has agreed to waive up to its entire investment advisory fee as necessary if each class’  Total Annual Fund Operating Expenses of Institutional Shares and Investor Shares exceed 1.25% and 1.75%, respectively (excluding brokerage, interest, taxes, acquired fund fees and expenses, and extraordinary expenses). The fee reduction agreement may be changed or eliminated with the consent of the Board of Trustees at any time. Under certain circumstances, this waiver may be limited by regulatory and tax rules and regulations.

Example

The following is a hypothetical example intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example assumes that you invest $10,000 in a Fund class and then redeem all of your shares at the end of the period. The example also assumes that your investment has a 5% annual return, that the Fund’s net expenses are used to calculate costs for the first year, the Fund’s total operating expenses are used to calculate costs after that date and distributions are reinvested. Although your actual costs may be higher or lower, under these assumptions your costs would be:

	Institutional Shares	Investor Shares
1Year	$250	$272
3 Years	$941	$1,007
5 Years	$1,656	$1,764
10 Years	$3,551	$3,755

Your costs would be the same if you did not redeem your shares during the time periods indicated above.

Important Information Regarding Dividend Expenses on Short Sales

Dividend Expenses on Short Sales occur when the Fund sells an equity security short to gain the inverse exposure necessary to meet its investment objective. When the Fund sells a security short, the Fund borrows the security from a lender and then sells the security in the general market. The Fund is obligated to pay any dividend declared during the duration of the short to the lender from which the Fund borrowed the security and the Fund is obligated to record the payment of the dividend as an expense. Thus, for tax purposes, any such dividend on a security sold short generally reduces the basis of the shorted security, thereby increasing the Fund’s unrealized gain or reducing the Fund’s unrealized loss on its short sale transaction. Also, the Dividend Expense on Short Sales is typically offset, in its entirety or in part, by the income derived from earnings on the cash proceeds of the short sales. Nevertheless, a shareholder will bear the cost of the Dividend Expenses on Short Sales.

The table below illustrates the Fund’s Total Annual Fund Operating Expenses with Fund expenses including the effect of expenses attributable to dividends on short sales and excluding the effect of expenses attributable to dividends on short sales. The Fund’s Total Annual Operating Expenses (expenses that are deducted from Fund assets) were:

Comparison of Expenses	Institutional Shares	Investor Shares
Management Fees	1.00%	1.00%
Distribution/Service (12b-1) Fees	None	0.25%
Other Expenses	1.37%	1.35%
Dividend Expenses on Short Sales	0.91%	0.91%
Acquired Fund Fees and Expenses	0.03%	0.03%
Total Annual Fund Operating Expenses With Dividend Expenses on Short Sales	3.31%	3.54%
Less Dividend Expenses on Short Sales	-0.91%	-0.91%
Total Annual Fund Operating Expenses Without Dividend Expenses on Short Sales	2.40%	2.63%

Management (pages 11-13)

The Adviser

The Fund’s investment adviser is Tocqueville Asset Management L.P, 40 West 57th Street, 19th Floor, New York, NY 10019. The Adviser is privately-held registered investment advisor based in New York.  The Advisor was founded in 1985 and became fully independent in 1990.  As of September 30, 2009, the Adviser had approximately $7.65 billion in assets under management consisting of separate accounts, mutual funds as well as hedge funds.

Subject to the general oversight of the Board, the Adviser is responsible for making the investment decisions for the Fund. The Adviser receives an advisory fee from the Fund at an annual rate of 1.00% of the average daily net assets of the Fund.

Based on a fee waiver through September 1, 2010, the Adviser has agreed to reduce its fee as necessary to the extent that the total annual fund operating expenses of Institutional Shares and Investor Shares exceed 1.25% and 1.75%, respectively (excluding brokerage, interest, taxes, acquired fund fees and expenses, and extraordinary expenses). The fee waiver agreement may be changed or eliminated at any time with the consent of the Board.

A discussion summarizing the basis on which the Board approved the Interim and New Investment Advisory Agreement between the Trust and the Adviser will be included in the Fund’s semi-annual report for the period ended October 31, 2009.

The Portfolio Managers

Thomas R. Vandeventer, Managing Director, is a Portfolio Manager at Tocqueville Asset Management L.P. responsible for the Core Growth product.  Mr. Vandeventer has 26 years of experience in the investment business and manages discretionary and advisory portfolios for individual and institutional accounts.

Prior to joining Tocqueville in 2006, Mr. Vandeventer was Senior Managing Director and head of the Institutional Large Cap Growth group at Clearbridge Advisors (Legg Mason) and Citigroup Global Asset Management (CAM); he was responsible for the investment of pension, foundation and endowment funds. Mr. Vandeventer also managed high net worth and trusts in equity and balanced accounts. Mr. Vandeventer remained with the same investment management group for twenty years, having joined Shearson Asset Management (American Express Company) in 1986. He worked in Real Estate Finance as an Associate at UBS from 1983 through 1985. Mr. Vandeventer received his BA from the University of Virginia in 1978 and an MBA from Columbia University in 1983.

Peter D. Shawn, Managing Director, is a Portfolio Manager at Tocqueville Asset Management L.P.  Mr. Shawn, who has 20 years of experience in the investment business, is a member of the Multi-Cap Equity Investment Committee and Co-Portfolio Manager of Tocqueville Global Partners, L.P.  Previously, Mr. Shawn served as the Director of Research for Tocqueville Asset Management and manager of the Tocqueville Special Situations Fund, L.P.  In addition, he has served as the Senior Analyst responsible for media and special situations research.

Prior to joining Tocqueville in 2005, Mr. Shawn was a Partner at Lazard Frères & Co. LLC in investment banking where he spent more than 11 years advising corporate and financial sponsor clients on a variety of transactions including mergers, acquisitions, restructurings, private placements and public offerings. Prior to Lazard, Mr. Shawn spent almost five years in the Mergers & Acquisitions Group at Merrill Lynch.  Mr. Shawn received a BA in Economics from Wesleyan University.

The Fund’s SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of Fund shares.

How to Contact the Fund (page 14)

Write to us at:
The Market Neutral Fund
P.O. Box 588
Portland, Maine 04112

Overnight address:
The Market Neutral Fund
C/o Atlantic Fund Administration, LLC
Three Canal Plaza, Ground Floor
Portland, Maine 04101

Telephone us at:
 (888) 368-3755 (toll free)

Wire investments (or ACH payments) to:
Please contact the Transfer Agent at (888) 368-3755 (toll free) to obtain the ABA routing number and account number for the Fund.

Website

At this time the Fund does not maintain a website and all references to www.doverfunds.com and www.tocquevillefunds.com are deleted.

For more information, please contact a Fund customer service representative at (888) 368-3755 (toll free).

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PLEASE RETAIN FOR FUTURE REFERENCE.